CWCH
INV.NO.010105A102
PRO-FORMA INVOICE
Exhibit 10.6
SERVICE PROVIDER:	CWCH
	201 TERRY FOX, VERDUN,	QC
SERVICE PURCHASER:	ROYALTECH CORP

DECEMBER 22, 2004

SERVICE REQUESTED

OFFICE RENTAL AND OFFICE SUPPORT

DESCRIPTON OF THE SERVICE

OFFICE SPACE 500SQ
RECEIPTIONIST*
MAIL SERVICE
PHONE/FAX ANSWERING/FORWARDING*
OFFICE QUIPMENTS INCLUDDED
       FAX, COPY MACHINE *
       TWO COMPUTERS DESKTOP
       HIGH SPEED INTERNET SERCIE 24 HRS/D

FEES FOR THE SERVICES

1,100$ PER MONTH

PAYMENT TERMS

FEES SHALL BE PAID AT THE FIRST MONDAY
DAY OF EACH MONTH
FEES SHALL BE PAID IN CASH, CHECKS, OR VIA BANK TRANSFER
FEES ARE IN US DOLLARS

TERMS AND CONDITIONS

THIS SERVICE PARCKAGE COMMENCE ON JANUARY 1, 2005

THIS SERVICE CONTRACT CAN BE CANCELLED AT THE REQUEST OF EITHER PARTY WITH A 60-DAY NOTICE IN WRITING.

* SHARED SERVIVE.

ACCEPTED BY PURCHASER	CONFIRMED BY SERVICE PROVIDER
/s/ Chenxi Shi	/s/ Amy Lees
Royaltech Corp	AMY LEES, SEC,CWCH

201 Terry Fox,Verdun, QC, H3E 1L4
Tel: 514-7665890 Fax: 208-2488879 Email: chinawest@canada.com